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                                                                   Exhibit 10.46

              SCHEDULE OF BASE SALARIES AND 2004 ANNUAL BONUSES FOR
                           CERTAIN EXECUTIVE OFFICERS

Name and Position                Annual Base Salary(1)       2004 Annual Bonus
-----------------                ---------------------       -----------------
S.P. Johnson IV                         $257,548                  $128,750
   President and Chief
   Executive Officer
Paul F. Boling                          $157,500                  $ 55,125
   Chief Financial Officer, Vice
   President, Secretary and
   Treasurer

Gregory E. Evans                        $175,000                        --
   Vice President of Exploration

J. Bradley Fisher                       $217,425                  $108,500
   Vice President of Operations

Kendall A. Trahan                       $165,567                  $ 41,375
   Vice President of Land


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(1)  Effective April 1, 2005, the Company increased the annual base salaries for Mr. Johnson, Mr. Boling, Mr. Fisher and Mr. Trahan to $283,500, $173,250, $226,800 and $173,845, respectively.